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                                                                Exhibit 11



                        INDEPENDENT AUDITORS' CONSENT




Merrill Lynch Variable Series Funds, Inc.

We consent to the reference to us in Post-Effective Amendment No. 29 to Registration Statement No. 2-74452 under the caption "Financial Highlights" for all periods presented through December 31, 1996 appearing in each form of Prospectus.


Deloitte & Touche LLP
Princeton, New Jersey
February 27, 1998